Note 23 - Subsequent Events	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Subsequent Events [Text Block]

23. Subsequent Events

In January 2022 the Company entered into a short-term loan facility to finance its 2022 Insurance Premium. The total amount available and drawn down under the facility is $1,002,404. The facility is repayable in nine monthly instalments which commenced in January 2022 and has an effective annual interest rate of 1.49%. The short-term borrowing is secured by the insurance premium refund.

There has been no other matter or circumstance that has occurred subsequent to period end that has significantly affected, or may significantly affect, the operations of the Company, the results of those operations or the state of affairs of the Company or in subsequent financial periods.